                                                                    EXHIBIT 99.2

                     BROADVIEW MEDIA, INC. AND SUBSIDIARIES
                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

On July 1, 2005, Broadview Media, Inc., ( the "Company" or "Broadview") entered into a Stock Exchange Agreement (the "Exchange Agreement") among the Company, C Square Educational Enterprises ("C Square"), which is a Utah corporation doing business as Utah Career College("UCC") , a for-profit post-secondary institution, in West Jordan, Utah, Terry L. Myhre ("Myhre"), Roger C. Kuhl ("Kuhl") and two trusts established by Norman H. Winer (the "Winer Trusts"). Messrs. Myhre and Kuhl and the Winer Trusts (collectively, the "Sellers") were the owners of 100% of the issued and outstanding common stock of C Square. Pursuant to the Exchange Agreement on July 1, 2005, Sellers transferred all of their shares of C Square common stock to the Company in exchange for five million shares of the Company's common stock. Mr. Myhre is a major stockholder, director, Chairman and Chief Executive Officer of the Company, and he also was the majority shareholder, and a director and officer of C Square.

In accordance with Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 141, "Business Combinations," the acquisition of C Square has been accounted for as a merger of an entity under common control. Accordingly, the assets and liabilities acquired attributable to the controlling interest are transferred at carrying value. A portion of the purchase price has been allocated to assets and liabilities assumed of the minority interests based on fair values on the acquisition date. There being no identifiable intangible assets, the excess of the net assets acquired and the purchase price of the minority interests was allocated to goodwill. Goodwill will be reviewed annually for impairment in accordance with Statement of Financial Accounting Standards No. 142. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary. The final allocation of the purchase price is subject to change. However, that allocation is not expected to differ materially from the preliminary allocation.

The following unaudited Pro Forma Combined Balance Sheet is derived by combining the balance sheets of Broadview and C Square as of June 30, 2005, and assumes the merger took place as of June 30, 2005. The following unaudited Pro Forma Combined Statement of Operations for the three months ended June 30, 2005 is derived from the Statement of Operations of Broadview for the quarter ended June 30, 2005, combined with the Statement of Operations of C Square for the quarter ended June 30, 2005. The unaudited Pro Forma Combined Statement of Operations for the fiscal year ended March 31, 2005 is derived from combining Broadview's Statement of Operations for the fiscal year ended March 31, 2005 with the unaudited Statement of Operations of C Square for the twelve months ended March 31, 2005, to reflect the merger of C Square as if it had occurred at April 1, 2004.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the historical financial statements of Broadview Media and C Square and the related notes thereto. The unaudited Pro Forma Combined Statements of Operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the dates specified, or of the future results of the combined companies. The pro forma adjustments are based on available information and certain adjustments that the Company believes are reasonable.

                                                                    EXHIBIT 99.2

                     BROADVIEW MEDIA, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                  JUNE 30, 2005

                                                           BROADVIEW                     PRO FORMA               PRO FORMA
                                                             MEDIA         C SQUARE     ADJUSTMENTS              COMBINED
                                                          -----------    ------------   ------------            -----------
                ASSETS

CURRENT ASSETS

    Cash and cash equivalents                             $    72,528    $    712,052   $         --            $    784,580
    Contract and trade receivables                            435,574         208,833             --                 644,407
    Estimate revenue in excess of billings on
        uncompleted contracts                                 514,994              --             --                 514,994
    Inventory                                                      --         191,307             --                 191,307
    Prepaid expenses                                          147,025          23,487             --                 170,512
                                                          -----------    ------------   ------------            ------------
          TOTAL CURRENT ASSETS                              1,170,121       1,135,679                              2,305,800

PROPERTY AND EQUIPMENT, NET                                   424,751         503,765         16,131        2        944,647
DEPOSITS                                                       53,828              --             --                 53,828
UCC ACQUISITION FEES                                           49,928              --        (49,928)       3             --
GOODWILL                                                           --              --        622,016      1,3        622,016
                                                          -----------    ------------   ------------            ------------
                                                          $ 1,698,628    $  1,639,444   $    588,219            $  3,926,291
                                                          ===========    ============   ============            ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Current maturities of long-term and short-term debt   $   197,819    $         --   $         --            $    197,819
    Student credit balances                                        --         130,534                                130,534
    Accounts payable                                          133,372         401,414             --                 534,786
    Commissions, salaries, and withholdings payable           117,536              --             --                 117,536
    Accrued expenses                                           36,538              --             --                  36,538
    Deferred gain from sale of building                        16,232              --             --                  16,232
                                                          -----------    ------------   ------------            ------------
          TOTAL CURRENT LIABILITIES                           501,497         531,948             --               1,033,445
                                                          -----------    ------------   ------------            ------------
LONG TERM DEBT, less current maturities                       832,826              --             --                 832,826
                                                          -----------    ------------   ------------            ------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
    Preferred stock                                             5,000              --             --                   5,000
    Common stock                                               27,207          70,336        (20,336)     1,4         77,207
    Additional paid-in capital                              2,258,497         258,338        857,194      1,4      3,374,029
    Retained earnings (accumulated deficit)                (1,926,399)        778,822       (248,639)     1,4     (1,396,216)
                                                          -----------    ------------   ------------            ------------
                                                              364,305       1,107,496        588,219               2,060,020
                                                          -----------    ------------   ------------            ------------
                                                          $ 1,698,628    $  1,639,444   $    588,219            $  3,926,291
                                                          ===========    ============   ============            ============

See notes to unaudited proforma combined financial statements.

                                                                    EXHIBIT 99.2

                     BROADVIEW MEDIA, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                        THREE MONTHS ENDED JUNE 30, 2005

                                                             BROADVIEW                         PRO FORMA        PRO FORMA
                                                               MEDIA          C SQUARE        ADJUSTMENTS        COMBINED
                                                            -----------      -----------     -------------     ------------
REVENUES                                                    $   708,032      $ 1,637,014     $          --     $  2,345,046

COST OF PRODUCTS AND SERVICES SOLD                              686,142               --                --          686,142
                                                            -----------      -----------     -------------     ------------
GROSS PROFIT                                                     21,890        1,637,014                          1,658,904

OPERATING EXPENSES                                              297,614         1633,498                --        1,931,112
                                                            -----------      -----------     -------------     ------------
OPERATING INCOME (LOSS)                                        (275,724)           3,516                --         (272,208)
                                                            -----------      -----------     -------------     ------------
OTHER EXPENSE
    Interest expense                                            (15,403)              --                --          (15,403)
    Other expense                                              (106,462)              --                --         (106,462)
                                                            -----------      -----------     -------------     ------------
                                                               (121,865)              --                --         (121,865)
                                                            -----------      -----------     -------------     ------------

INCOME (LOSS) BEFORE TAXES                                     (397,589)           3,516                --         (394,073)

INCOME TAX PROVISION                                                 --            1,300                --            1,300
                                                            -----------      -----------     -------------     ------------
NET INCOME (LOSS)                                           $  (397,589)     $     2,216                --     $   (395,373)
                                                            ===========      ===========     =============     ============

NET INCOME (LOSS) PER COMMON SHARE -- BASIC AND DILUTED     $      (.15)                                       $       (.05)
                                                            ===========                                        ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING -- BASIC AND
    DILUTED                                                   2,720,747                          5,000,000        7,720,747

See notes to unaudited proforma combined financial statements.

                                                                    EXHIBIT 99.2

                     BROADVIEW MEDIA, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                            YEAR ENDED MARCH 31, 2005

                                                              BROADVIEW                              PRO FORMA         PRO FORMA
                                                                MEDIA              C SQUARE         ADJUSTMENTS         COMBINED
                                                            -------------       -------------      -------------     -------------
REVENUES                                                    $   3,347,568       $   5,893,394      $          --     $   9,240,962

COST OF PRODUCTS AND SERVICES SOLD                              2,923,660                  --                 --         2,923,660
                                                            -------------       -------------      -------------     -------------
GROSS PROFIT                                                      423,908           5,893,394                 --         6,317,302

OPERATING EXPENSES                                              1,120,986           5,463,419                 --         6,584,405
                                                            -------------       -------------      -------------     -------------
OPERATING INCOME (LOSS)                                          (697,078)            429,975                 --          (267,103)
                                                            -------------       -------------      -------------     -------------
OTHER INCOME (EXPENSE)

    Interest expense                                              (60,475)                 --                 --           (60,475)
    Interest income                                                   196                  --                 --               196
                                                            -------------       -------------      -------------     -------------
                                                                  (60,279)                 --                 --           (60,279)
                                                            -------------       -------------      -------------     -------------

INCOME (LOSS) BEFORE TAXES                                       (757,357)            429,975                 --          (327,382)

INCOME TAX PROVISION                                                   --             207,586                 --           207,586
                                                            -------------       -------------      -------------     -------------
NET INCOME (LOSS)                                           $    (757,357)      $     222,389      $          --     $    (534,968)
                                                            =============       =============      =============     =============
NET INCOME (LOSS) PER COMMON SHARE -- BASIC AND DILUTED     $        (.32)                                           $        (.07)
                                                            =============                                            =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING -- BASIC AND
    DILUTED                                                     2,345,281                              5,000,000         7,345,281

See notes to unaudited proforma combined financial statements.

                                                                    EXHIBIT 99.2

                     Broadview Media, Inc. and Subsidiaries
           Notes to Unaudited Pro Forma Combined Financial Statements

1. The issuance purchase consideration of 5,000,000 common shares estimated at $.59 per share based on third party valuations and management's estimate, adjusted to reflect goodwill on minority interest of $572,088.

2. Adjustment to increase the C Square property and equipment balance to reflect the $16,131 difference between the minority interest's book value and the estimated fair market value as of the date of merger.

3. UCC acquisition fees of $49,928 attributable to the minority interest adjusted to goodwill.

4. Adjustment of combined common shares to actual outstanding and retained earnings for the minority interest acquired.

      For purposes of the Pro Forma Statements of Operations, depreciation on the increase in C Square property and equipment to reflect fair value attributable to the minority interest is deemed immaterial